UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2017

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01                                           Regulation FD Disclosure.

Laureate Education, Inc. (the “Company”) is furnishing this Item 7.01 of this Current Report on Form 8-K to present for comparative purposes certain unaudited historical segment information for the year ended December 31, 2015, the four quarterly periods in 2016, and the first two quarterly periods in 2017, as revised for the change in our operating segments that occurred during the third quarter of 2017. This unaudited historical segment information is being presented in conformity with the manner in which the Company’s operating segments have been managed starting August 1, 2017, as described below. The reclassified historical segment information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Effective August 1, 2017, we changed our operating segments in order to realign our segments according to how our chief operating decision maker now allocates resources and assesses performance. The segment changes resulted in Laureate increasing its number of operating segments from three to six, and is consistent with our goal of flattening our organizational structure to improve decision speed and operating effectiveness. The change includes the creation of three operating segments (Brazil, Mexico and Andean & Iberian) from the previous Latin America (LatAm) segment. Our institutions in Spain and Portugal (Iberian) have moved from the Europe, Middle East, Africa and Asia Pacific (EMEAA) segment and combined with our institutions in Chile and Peru to form the Andean & Iberian segment. In addition, our institutions in Central America, which were previously part of the LatAm segment, have combined with our campus-based institutions in the United States, which were previously part of the GPS segment, to form the Central America and U.S. Campuses segment. The Online & Partnerships segment consists of the online institutions that were previously part of the GPS segment. In summary, our six operating segments are as follows:

•                  Brazil;

•                  Mexico;

•                  Andean & Iberian;

•                  Central America & U.S. Campuses;

•                  EMEAA; and

•                  Online & Partnerships.

The reclassification of historical segment information has no effect on the Company’s previously reported consolidated results of operations, financial position, or cash flows.

As provided in General Instruction B.2 of Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Historical Segment Information, as Revised for Change in Operating Segments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

	By:	/s/ Eilif Serck-Hanssen
Eilif Serck-Hanssen
President, Chief Financial Officer and Chief Administrative Officer

Date: November 2, 2017